UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 1, 2005

Mitek Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-15235	87-0418827
(Commission File Number)	(IRS Employer Identification No.)

14145 Danielson Street, Suite B, Poway, CA	92064
(Address of Principal Executive Offices)	(Zip Code)

(858) 513-4600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02  Unregistered Sales of Equity Securities.

On December 1 2005, we issued 714,286 shares of our common stock at the conversion price of $.70 per share to Laurus Master Fund, Ltd. (“Laurus”) in connection with the payment of $500,000 of the principal related to a convertible term note of $3,000,000, issued to Laurus in June 2004. This conversion was made pursuant to Section 4(2) of the Securities Act of 1933, as amended, as Laurus is a sophisticated investor who had access to information about Mitek.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITEK SYSTEMS, INC.

Date: December 5, 2005	By:	/s/ Tesfaye Hailemichael
Tesfaye Hailemichael
Chief Financial Officer